UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2017

RigNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35003	76-0677208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15115 Park Row Blvd, Suite 300 Houston, Texas	77084-4947
(Address of principal executive offices)	(Zip Code)

(281) 674-0100

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2)

Emerging growth company  ☐

If an emerging growth, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of RigNet, Inc. (the “Company”), was held on Wednesday, May 3, 2017. The proposals submitted to the stockholders are described in detail in the Company’s proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 3, 2017. At the Annual Meeting, the stockholders of the Company:

Item 1. Elected all nine director nominees to the Company’s Board of Directors to serve until the 2018 Annual Meeting of Stockholders or until their respective successors have been elected:

Nominee	For	Withheld	Broker Non-Vote

James Browning	10,711,883	70,478	1,127,588

Mattia Caprioli	10,647,800	134,561	1,127,588

Charles Davis	10,687,682	94,679	1,127,588

Kevin Mulloy	10,577,355	205,006	1,127,588

Kevin O’Hara	10,536,127	246,234	1,127,588

Keith Olsen	10,722,992	59,369	1,127,588

Steven Pickett	10,741,916	40,445	1,127,588

Brent Whittington	10,728,022	54,339	1,127,588

Ditlef de Vibe	10,727,731	54,630	1,127,588

Item 2. Ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017:

For	Against	Withheld/Abstain

11,862,526	45,527	1,896

Item 3. Indicated, as a non-binding advisory vote, the preferred frequency of voting on the Company’s named executive officers’ compensation:

One Year	Two Year	Three Year	Withheld/Abstain	Broker Non-Votes

9,680,446	848	1,099,607	1,460	1,127,588

In consideration of the stockholder vote at the Annual Meeting on the frequency proposal, the Company’s Board of Directors decided that the Company will hold an advisory “Say-on-Pay” vote on an annual basis until the next required vote on the frequency of stockholder votes on the compensation of executives.

Item 4. Approved, as an advisory vote, the compensation of named executive officers:

For	Against	Withheld/Abstain	Broker Non-Votes

10,704,891	75,524	1,946	1,127,588

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIGNET, INC.

Date: May 4, 2017	By:	/s/ Charles E. Schneider
	Name:	Charles E. Schneider
	Title:	Senior Vice President & Chief Financial Officer